Leader Short-Term Bond Fund

Institutional Shares:	LCCIX
Investor Shares:	LCCMX
Class A Shares:	LCAMX
Class C Shares:	LCMCX

Leader Total Return Fund

Institutional Shares:	LCTIX
Investor Shares:	LCTRX
Class A Shares:	LCATX
Class C Shares:	LCCTX

Leader Floating Rate Fund

Institutional Shares:	LFIFX
Investor Shares:	LFVFX

each a series of Northern Lights Fund Trust

Supplement dated June 14, 2018 to the Prospectus and

Statement of Additional Information dated September 29, 2017

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Effective June 13, 2018, Foreside Distribution Services, L.P will no longer serve as the principal distributor for Leader Short-Term Bond Fund, Leader Total Return Fund and Leader Floating Rate Fund (the “Funds”). The Trust’s Board of Trustees has appointed Ceros Financial Services, Inc., located at 1445 Research Boulevard, Suite 530, Rockville, Maryland 20850, to act as principal distributor for the Funds. All references in the Prospectus and Statement of Additional Information are hereby revised to reflect this change.

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This Supplement and the existing Statement of Additional Information dated September 29, 2017 provides relevant information for all shareholders and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission, is incorporated by reference, and can be obtained without charge by calling 1-800-711-9164.